Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the quarter ended June 27, 2014 as filed with the Securities and Exchange Commission on the day hereof (the "Report"), I, W. Barry Gilbert, Chief Executive Officer of the Company and Michael T. Williams, Chief Financial Officer and Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2014	/s/ W. Barry Gilbert
W. Barry Gilbert Chairman and Chief Executive Officer

Dated: August 5, 2014	/s/ Michael T. Williams
Michael T. Williams Chief Financial Officer